Credit Suisse Financial Services Forum Andrew Erickson Executive Vice President, Head of Global Services Tuesday, February 12, 2019

Preface and forward-looking statements This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP-basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures. 2

Uniquely positioned in a secularly attractive business 2018 Total Revenue Mix3 • Strong investment capabilities, • 2nd largest global custody bank managing ~$2.5T globally2 2 with ~$32T AUC/A NII 22% • 3rd largest ETF provider 2 Management globally with AUM of ~ • Trusted with more than 10% of fees $600B world’s assets 15% FX trading4 • Operates globally in more than 10% • #1 FX provider to asset 100 geographic markets Servicing fees managers 45% Sec • Liquidity provider with over • Market leading Middle-office Finance 2 provider 5% $3.5T in lendable assets Data & Other (incl. CRD) • #1 in ETF servicing 3%5 Proven business model with FY2018 12% ROE and 22% EPS growth Refer to the Appendix included with this presentation for endnotes 1 to 11, and endnote 1 for sources. 3

# Investment Servicing summary results

| ($M, except where otherwise noted) | FY2012 | FY2017 | '12-'17 CAGR (%)[6] | FY2018[C] | YoY % Δ |
|---|---|---|---|---|---|
| **Servicing fees** | **$4,414** | **$5,365** | **4%** | **$5,429** | **1%** |
| Foreign exchange trading services | 938 | 999 | 1% | 1,071 | 7% |
| Securities finance | 405 | 606 | 8% | 543 | (10%) |
| Processing fees and other | 235 | 240 | 0% | 294 | 23% |
| **Total fee revenue**[A,B] | **$5,992** | **$7,210** | **4%** | **$7,337** | **2%** |
| Net interest income | 2,464 | 2,309 | (1%) | 2,691 | 17% |
| **Total revenue** | **$8,525** | **$9,480** | **2%** | **$10,034** | **6%** |
| **Total expenses**[A,B] | **$6,058** | **$6,717** | **2%** | **$7,034** | **5%** |
| **Income before income tax expense** | **$2,470** | **$2,761** | **2%** | **$2,985** | **8%** |
| AUCA ($B) | $24,371 | $33,119 | 6% | $31,620 | (5%) |

**Fee Revenue**[B]

- Historical CAGR of 4% servicing fee growth compares to 1% YoY growth in 2018[6]
- 2018 servicing fees impacted by fee pressure, lower net new business with one major client transition, weaker flows and lower client activity

**Net interest income**

- Historical NII growth impacted by balance sheet de-risking and global interest rate changes during the period[6]
- 2018 NII performance driven by disciplined liability pricing and the rising interest rate environment

**Expenses**[B]

- On a 5 year CAGR basis, fee revenue growth exceeded expense growth[6]
- 2018 expenses driven by higher technology costs, investments to support new business, merit increases and $57M related to CRD, partially offset by Beacon savings and lower performance based incentive compensation

[A] FY2018 total fee revenue includes $121M of CRD revenue and Total expenses include CRD operating expense of $39M and CRD intangible asset amortization costs of $18M; [B] Effects of the new revenue recognition standard (ASU 2014-09) increased FY2018 Total fee revenue and Total expenses by ~$24M each; [C] Represents Investment Servicing segment line of business results and does not include notable items that are presented within the Other segment. Notable items included in the Other segment consist of $8M of contra revenue and $390M of expenses.
Refer to the Appendix included with this presentation for endnotes 1 to 11.

STATE STREET

4

# Servicing fee revenue drivers

**Revenue drivers**[7]

Products including custody, accounting, fund administration, middle-office

| Period | Market levels | | Flows & activity | | Net new business | | Client pricing | | Total |
|---|---|---|---|---|---|---|---|---|---|
| FY2012 – FY2017 | ~2% | + | ~2% | + | ~2% | + | ~(2)% | = | ~+4% CAGR[6] |
| FY2017 – FY2018 | ~2% | + | ~1% | + | ~1% | + | ~(4)% | = | ~+1% YoY |

Refer to the Appendix included with this presentation for endnotes 1 to 11.

STATE STREET

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Key execution priorities to expand servicing business 1 2 3 Increase focus Deploy the leading New client on Global Giant front-to-back coverage client segment platform program 4 5 6 Capitalize on Strengthen growth markets Foster a higher pricing and performing and discipline distinct product leaner organization capabilities 6

# Increase focus on Global Giant client segment and wallet share gains

**Global Giants are growing faster than other segments**

**State Street has significant penetration and market share**

## Global Giant Asset Managers
~30 firms[8]



AUM CAGR 2012-2017[6]
6%
9%
Other Asset Managers
Global Giant Asset managers



Client Penetration
~100%
Market Share
~35%

- Fast-growing asset and revenue pools
- Strong market share position; room to grow share of wallet from ~35%
- Client sophistication aligns with value proposition

## Global Giant Insurance Firms
~30 firms[8]



AUM CAGR 2012-2017[6]
4%
5%
Other Insurance Firms
Global Giant Insurance Firms



Client Penetration
~90%
Market Share
~25%

- Second largest asset pool across segments
- Well positioned with funds managed by insurance companies; opportunity to grow overall share of wallet from ~35%, including insurance company parent

## Global Giant Asset Owners
~50 firms[8]



AUM CAGR 2012-2017[6]
4%
8%
Other Asset Owners
Global Giant Asset Owners



Client Penetration
~55%
Market Share
~15%

- Large and growing asset pool
- Segment becoming increasingly sophisticated aligning with our value proposition
- Opportunities for both penetration and share of wallet increases from ~30%

Refer to the Appendix included with this presentation for endnotes 1 to 11, and endnote 8 for additional definitions and details related to the terminologies used above.

STATE STREET

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New approach to doing business: Enhanced client executive program and pricing governance Client executives will lead cross-functional teams …and improving service quality and innovation to drive focused on maximizing servicing opportunities… profitable growth Coverage aligns with global giants, transitioning from a Global delivery of a "One State Street" experience regional and siloed construct Single voice for State Street with client C-Suite, Management and prioritization of State Street products improving strategic dialogue and speed of decision-making throughout their lifecycle to drive profitable growth Increased accountability driven by ownership of …and strengthening pricing discipline with a newly client P&L and client share of wallet implemented governance model Executive Deal Review Committee evaluates pricing Shared goals and measures that track mutually-determined decisions with firm-wide implications priorities • 13-member committee of senior leaders meets at least 1x a month Compensation based on client profitability and total • Individual client opportunities are considered together, State Street relationship rather than in geographic and/or business unit silos 8

# Navigating servicing fee headwinds

## Case study: Servicing client contribution post-fee renegotiation[A]

For illustrative purposes only



Revenue
(~$M):
~7%
75
10
15
80
Initial Revenue
Client Pricing
Incremental Revenues
Estimated New Revenue Run Rate

**Additional metrics**

| | | | |
|---|---|---|---|
| **AUC (~$B):** | **$115** | **+ $25** | **$140** |
| **~# of funds:** | **275** | **+ 70** | **345** |
| **~# of products:** | **6** | **+ 4** | **10** |
| **~# of countries:** | **4** | **+ 2** | **6** |

## General renegotiation themes

- Opportunity for client executives to revisit State Street's client relationship
- Extend original term
- Add funds and additional AUC/A
- Add new products and services
  - Securities finance, FX and deposit gathering all significant revenue opportunities outside of servicing fees
  - CRD presents an exciting opportunity for potential front-to-back office needs
- Further expansion of wallet share over time can drive higher client revenue contribution and profitability
- Standardize client processes and reduce manual activity
- Fee renegotiation creates an immediate headwind, offsets occur on average over an 18 month implementation period

[A] Example for illustrative purposes only; figures are approximations and estimates. In addition to asset servicing products, incremental revenues also include additional services such Securities finance, FX trading services and Net Interest Income. This case study represents an indicative blend of 2 clients.

STATE STREET

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Capitalize on strong presence in high-growth markets Market leaders in the fastest growing product Targeting high-growth geographies segments9 (~$T, % CAGR6) Investment Servicing – U.S. Market size Servicing fee geographic mix ($M)A International +20% 4.8 Global ETF STT ranked $5,365 $5,429 AUM 1.9 #1 $4,414 2012 2017 53% +10% 55% 7.8 EMEA 4.9 STT 58% Offshore ranked AUM #1 2012 2017 45% 47% 42% +8% Global 4.7 Private 3.2 STT Equity / ranked Real Assets #2 2012 2017 2018 AUM 2012 2017 A Represents Investment Servicing segment line of business results and does not include notable items that are presented within the Other segment, which is included at the consolidated State Street level. Consolidated State Street servicing fees for 2012, 2017 and 2018 were $4,395M, $5,365M and $5,421M, respectively. Refer to the Appendix included with this presentation for endnotes 1 to 11. 10

# Foster a higher performing and leaner organization

## Expense management

Consolidated STT, $M



Targeting ~1% reduction in FY2019 underlying expenses[B]
CRD Expenses
~(4)% productivity saves
~3% investments
$8,521
~(1.0)%
~(1.0)%
~(2.0)%
~1.5%
~1.5%
2018 Underlying Expense[A]
Resource Discipline (Headcount Oriented)
Resource Discipline (Non Headcount Oriented)
Process Re-engineering & Automations
Business Investments & Inflationary Costs
Technology Infrastructure
2019 Underlying Expense Target

## Expense savings program

**2019 State Street expense savings program expected to generate productivity savings of ~$350M through resource discipline (~$160M) and process re-engineering & automation (~$190M)**

- **Resource discipline**
  - Reducing senior managers by 15% through management delayering and aligning global organization
  - Rollout of rigorous performance management system
  - Vendor management with initial focus on subcustody and professional services
  - Real estate footprint optimization; increasing occupancy rates
- **Process re-engineering & automation**
  - Reducing workforce by 6%, or 1,500 employees, in high cost locations as we take advantage of automation and standardize globalized processes
    - Limit regional or client operating differences, reducing the number of manual and bespoke activities
    - Standardize processes and products, eliminating redundant activities
  - Streamline three operational hubs and two joint ventures
  - Move to common platforms, retire legacy applications

[A] Underlying expenses are calculated using GAAP expenses, which includes seasonal deferred incentive compensation for retirement-eligible employees, less notable items and CRD operating expenses and CRD-related intangible asset amortization. Underlying expenses are non-GAAP measures. Refer to endnote 10 for further details.
[B] FY2018 GAAP expense of $8,968M include notable items of $390M and CRD & related expenses including CRD operating expense of $39M and CRD intangible asset amortization costs of $18M. Excluding this, underlying expenses would be $8,521M. Underlying expenses are non-GAAP measures. Refer to the Appendix for explanations of our non-GAAP financial measures.

STATE STREET

11

Well positioned to reignite servicing fee growth Focused on expanding the investment servicing franchise through six key execution priorities: Increase focus Deploy the leading New client on Global Giant front-to-back coverage program client segment platform Capitalize on growth markets Foster a higher Strengthen and performing and pricing discipline distinct product leaner organization capabilities Increasing efficiency through resource discipline and process re-engineering 12

Credit Suisse Financial Services Forum Questions and Andrew Erickson, Executive Vice President, Head of Global Services Eric W. Aboaf, Chief Financial Officer Answers Tuesday, February 12, 2019

Appendix Investment services client segment revenue 15 opportunities Endnotes 16 – 17 Forward-looking statements 18 Non-GAAP measures 19 Definitions 20 14

Investment services client segment revenue opportunities Top four sub-segments represent approximately 2/3rds of industry asset poolsA For illustrative purposes only High Global Giants 14 1 Global Asset Managers 2 Large, Sophisticated Asset Owners Emerging Institutions 3 Global Insurance firms 13 Largest Established Firms Sub-segments Alternative 4 Regional Asset Managers Investor 5 Regional Retirement Systems 9 6 Corporate Pension Funds Sophisticated 11 2 Global Asset Asset Owners 1 7 Regional Insurance Firms Projected Managers AUM market Global Insurance 5 Asset Focused Alternative Investors growthA Firms Allocators 3 Regional 8 Hedge Funds (%) 10 Asset Managers 9 Private Equity / Real Assets 4 8 12 Asset Allocators 15 10 Endowments & Foundations 6 Established 11 Corp Treasury Assets / Small Pensions . Firms 12 Other Insurance Firms 7 Emerging Institutions 13 Wealth Management Firms (US RIAs) Low 14 Developed Market Institutional Investors Low A 15 Boutique Asset Managers Industry revenue pool ($) High A State Street estimate. For illustrative purposes only. Refer to endnote 11 included in the Appendix of this presentation for additional details. 15

Endnotes Several of the below notes indicate that source data is drawn from one or more sources, including State Street, or that analyses, calculations, compilations or similar exercises are applied to data presented by one or more sources, including by State Street. These data and analyses, calculations, compilations and similar exercises, in all cases, inherently include and involve assumptions, estimations and some omissions and therefore, in general, are to be treated as approximate, indicative and for illustrative purposes only. 1 Sources: a. “Trusted with more than 10% of world’s assets”: State Street and McKinsey Global Institute, Global Capital Markets, December 31, 2016. This represents State Street’s AUC/A ($29T) as a proportion of total global financial assets ($270T). *Updated in January 2018 per bespoke McKinsey report. b. “Market leading Middle-Office provider”: State Street data and analysis to identify firms outsourcing middle office. Based on assets that are fully outsourced to a middle office service provider and does not include certain component services, in which only a portion of middle office activity is performed. Analysis based on the 100 largest Asset Managers per Pensions & Investments rankings as of December 2017. c. “#1 in ETF servicing”: Compiled based on industry data sourced from ETFGI as of December 2018 and State Street data and analysis. State Street ETF AUC/A and industry data were used in the calculation of market share size. d. “3rd largest ETF provider globally”: Bloomberg, as of December 31, 2018 e. “#1 FX provider to asset managers”: 2018 Euromoney (Real Money) FX Survey 2 AUC/A, AUM, and lendable assets as of period-end December 31, 2018 3 Chart based on FY2018 total revenue line items 4 FX trading services comprises FX trading revenue, as well as brokerage and other trading services. 5 Data & other revenue includes Charles River Development (CRD) beginning October 1, 2018. 6 Compound annual growth rate (CAGR) based on a 5-year period from December 31, 2012 to December 31, 2017. 7 Data presented across all investment servicing products in aggregate. Excludes the impact of foreign exchange. Drivers are approximate and not exhaustive. The percentage change is the component driver as a percentage of prior year servicing fees. FY2012-2017 is the average percentage change of the component drivers as a percentage of average servicing fees, each on an annual basis, during the 5-year period December 31, 2012 to December 31, 2017. Market levels are defined as the approximate estimated revenue impact of client asset growth due to market performance and fluctuations. Flows & client activity are defined as the approximate estimated net revenue impact due to client fund redemptions and subscriptions, together with client transaction levels. Net new business is defined as the revenue impact of the net sum of newly installed business wins and lost client assets post-transition. Client pricing is defined as estimated revenue impact from a change in fees for existing clients’ funds or services. 8 Segments are not comprehensive and do not represent State Street’s entire client base. Definitions for certain terminologies and sources used: a. Global Giant Asset Managers’ consists of ~30 firms and is defined as asset managers with AUM of >$350B excluding insurance firms with asset management arms. ‘Other asset managers’ defined as key regional asset managers with AUM of between ~$20-350B and boutique asset managers with AUM of <$20B. Compound annual growth rates (CAGRs) based on total market size using PwC and Cerulli data and Global Giant asset manager AUM from Willis Towers Watson’s “The world’s largest 500 asset managers” and Pensions & Investments data. b. Global Giant Insurance Firms’ consists of ~30 firms and is defined as insurance firms with 3rd party assets of >$350B in AUM or balance sheets >$350B. ‘Other insurance firms’ includes regional insurance firms with 3rd party assets of between ~$20-350B and insurance firms without 3rd party assets. CAGRs based on firms’ assets from Willis Towers Watson “The world’s largest 500 asset managers” / Pensions & Investments (AUM) and S&P Market Intelligence (balance sheet assets). c. Large Sophisticated Asset Owners’ consists of ~50 firms and is defined as sovereign wealth funds (SWFs) and leading pension plans with AUM >$100B; ‘Other asset owners’ includes all other retirement (excl. US IRA) and SWFs. CAGRs based on retirement assets (Cerulli Global Markets, removing US IRA AUM), SWF assets from Sovereign Wealth Fund Institute, firm-level AUM from Investments and Pensions Europe “Top 1000 Global Institutional Investors”, and company websites. d. Penetration refers to a State Street estimate of client penetration based on firm count (and not market share) within each Global Giant segments as defined above. It is the approximate percentage of firms that State Street generates revenue from divided by the total number firms in the Global Giant client segment. e. Share of wallet (SoW) defined as the approximate percentage of specific Global Giant segment revenue generated by State Street divided by the estimated total available revenue from services that State Street actively markets to the specific Global Giant segment. Estimates are based on multiple industry data sources and State Street internal data and analysis. f. Market share percentages were compiled based on multiple industry data sources and State Street internal data and analysis. Without limitation, client segmentation is non-exhaustive and purely directional in nature. g. The product of firm penetration and share of wallet does not equal market share as penetration metric is based on firm count and not revenue share. 16

Endnotes Several of the below notes indicate that source data is drawn from one or more sources, including State Street, or that analyses, calculations, compilations or similar exercises are applied to data presented by one or more sources, including by State Street. These data and analyses, calculations, compilations and similar exercises, in all cases, inherently include and involve assumptions, estimations and some omissions and therefore, in general, are to be treated as approximate, indicative and for illustrative purposes only. 9 Market rankings were compiled based on multiple industry data sources and State Street internal data and analysis. See below for sources used for each product segment: a. “Global ETF AUM”: Market size source: ETFGI Global ETF Insights; State Street ranking source: ETFGI Global ETF Insights, fund regulatory filings, and internal analysis b. “EMEA Offshore AUM”: Market size source: EFAMA Trends in the European Investment Fund Industry Quarterly Statistical Release (includes only Ireland and Luxembourg); State Street ranking source: Monterey Insight Ireland & Luxembourg Fund reports c. “Global Private Equity / Real Assets AUM”: Market size source: Preqin; State Street ranking source: eVestment Alternative Fund Administration Survey 2018 10 Underlying expenses exclude notable items, CRD operating expenses and CRD-related intangible asset amortization. Underlying expenses are non-GAAP measures. 1Q18 GAAP and underlying expenses of $2,256M included seasonal deferred incentive compensation for retirement-eligible employees of $148M. 1Q18 underlying expenses excluding these effects were $2,108M. 2Q18 GAAP expenses of $2,159M included $77M of notable items related to repositioning charges. Excluding these items, 2Q18 underlying expenses were $2,082M. 3Q18 GAAP and underlying expenses were $2,079M. 4Q18 GAAP expenses of $2,474M included notable items of $313M (consisting of $223M of repositioning charges, $24M of acquisition and restructuring charges, $24M of expenses related to a business exit, and $42M of legal and related expenses) and CRD-related expense of $57M (consisting of $39M of operating expenses and $18M of intangible asset amortization). Excluding these items, 4Q18 underlying expenses were $2,104M. Refer to slide 19 for further information on our non-GAAP financial measures. 11 Compiled based on multiple industry data sources and State Street data and analysis. Without limitation, client segmentation is non-exhaustive and purely directional in nature. Projected AUM market growth rate ranges from low single-digit to low double digit percentages. Industry revenue pool estimates range from high millions to high single-digit billions of dollars. Revenue pools include back office (e.g., custody, fund accounting and fund administration), middle office and value-added services (e.g., FX, securities lending). 17

Forward-looking statements This presentation (and the discussion accompanying it) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “vision,” “plan,” “strategy,” "priority," “will,” “objective,” “opportunity,” “trend,” “project,” “proposition,” “outlook,” “expect,” “intend,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “target” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time on February 12, 2019 when this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures or to which our clients have such exposures as a result of our acting as agent, including as an asset manager or securities lending agent; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the volatility of servicing fee, management fee, trading fee and securities finance revenues due to, among other factors, the value of equity and fixed-income markets, market interest and foreign exchange rates, the volume of client transaction activity, competitive pressures in the investment servicing and asset management industries, and the timing of revenue recognition with respect to processing fees and other revenues; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and non-U.S. regulators implement or reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as UCITS V, the Money Market Fund Regulation and MiFID II / MiFIR); among other consequences, these regulatory changes impact the levels of regulatory capital, long-term debt and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by heightened standards and changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning and compliance programs, as well as changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non- objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including, without limitation, additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s exit from the European Union or actual or potential changes in trade policy, such as tariffs or bi-lateral and multi-lateral trade agreements; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputational and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse actions or penalties imposed by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUC/A or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our revenue in the event a client re-balances or changes its investment approach, re-directs assets to lower- or higher-fee asset classes or changes the mix of products or services that it receives from us; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and the potential that clients will seek to hold us liable for such losses; and the possibility that our clients or regulators will assert claims that our fees, with respect to such investment products, are not appropriate; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to us or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology; to replace and consolidate systems, particularly those relying upon older technology, and to adequately incorporate resiliency and business continuity into our systems management; to implement robust management and budget processes into our technology development and maintenance programs; and to control risks related to use of technology, including cyber-crime and inadvertent data disclosures; our ability to address threats to our information technology infrastructure and systems (including those of our third-party service providers), the effectiveness of our and our third party service providers' efforts to manage the resiliency of the systems on which we rely, controls regarding the access to, and integrity of, our and our clients' data, and complexities and costs of protecting the security of such systems and data; changes or potential changes to the competitive environment, due to, among other things, regulatory and technological changes, the effects of industry consolidation and perceptions of us, as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures, including, without limitation, our ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses, including, without limitation, our acquisition of Charles River Development, and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to integrate Charles River Development's front office software solutions with our middle and back office capabilities to develop a front-to-middle-to-back office platform that is competitive, generates revenues in line with our expectations and meets our clients' requirements; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2017 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time. 18

Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges and gains/losses on sales. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. 19

Definitions AUC/A Assets under custody and/or administration AUM Assets under management Bps Basis points, with one basis point representing one hundredth of one percent CCAR Comprehensive Capital Analysis and Review CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period ETF Exchange-traded fund Fee operating leverage Rate of growth of total fee revenue less the rate of growth of expenses, relative to the successive prior year period, as applicable FX Foreign exchange FY Full year GAAP Generally accepted accounting principles in the United States Medium-term targets Financial targets defined as targets to be met by year-end 2021 Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities. Net interest income was disclosed as net interest revenue prior to 1Q17 nm Not meaningful Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Pre-tax operating margin Income before income tax expense divided by total revenue %P ts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity UCITS Undertakings for Collection Investment in Transferable Securities Year-over-year (YoY) Current period compared to the same period a year ago Year-to-date (YTD) The cumulative amount of time within a fiscal year up to the end of the quarter indicated (i.e., 4Q18YTD is equivalent to the twelve months ended December 31, 2018) 20